UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 11, 2026, Allison Transmission Holdings, Inc. (the “Company”), Allison Transmission, Inc., a wholly-owned subsidiary of the Company (the “Borrower”), Fairfield Manufacturing Company, Inc., a wholly-owned subsidiary of the Borrower (the “Subsidiary Guarantor”), and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as the 2026 refinancing term lender, entered into Amendment No. 6 to Credit Agreement (the “Amendment”), which amends the Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including as amended by the Amendment, the “Credit Agreement”).

The Amendment refinanced approximately $508 million of term loan debt due March 13, 2031 and lowered the applicable margin on such refinanced loans by 0.25%, resulting in an interest rate margin that is, at the Borrower’s option, either (a) 1.50% per annum for SOFR Loans, or (b) 0.50% per annum for Base Rate Loans.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 16, 2026, the Company issued a press release announcing the refinancing. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 6 to Credit Agreement, dated as of June 11, 2026, among Allison Transmission Holdings, Inc., Allison Transmission, Inc., as borrower, Fairfield Manufacturing Company, Inc., as subsidiary guarantor, and Citibank, N.A., as administrative agent and as the 2026 refinancing term lender.

99.1	Press Release dated June 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: June 16, 2026	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Chief Legal Officer & Assistant Secretary